# 借款协议

# Loan Agreement

甲方：浙江康迪车业有限公司
Lender: Zhejiang Kandi Vehicles Co., Ltd

乙方：胡晓明
Borrower: Hu Xiaoming

根据甲、乙双方在 2010 年 5 月 18 日签署的《关于成立金华市康迪新能源车辆有限公司的协议书》、《金华市康迪新能源车辆有限公司承包经营协议书》、《股权托管协议书》（“三份协议”）以及双方在 2011 年 1 月 31 日签署的上述 3 份协议的《补充协议》（“补充协议”），为明确各方权利和义务，根据《合同法》和其他有关法律、法规，订立本合同。
Whereas

Borrower and Lender signed **"Agreement - Setup of Jinhua Kandi New Energy Vehicles Co., Ltd."**, **"Contractor's Agreement on the Operating of Jinhua Kandi New Energy Vehicles Co., Ltd."** and **"Equity Entrusted Management Agreement"** (the "Agreements") on May 18, 2010, and Borrower and Lender signed **"Supplement Agreement"** (the Supplement Agreement) for the Agreements described previously on January 31, 2011.

Both parties made this agreement in line with the Contract Law of the People's Republic of China and other related regulations to specify the rights and obligations of parties involved.

借 贷 条 款
Loan Borrowing Clause

第一条 借款金额。
人民币壹仟捌佰万元整。
Article 1. Amount of loan: RMB18,000,000.00

第二条 借款用途。
按照上述三份协议和补充协议的内容，此借款用于投资成立金华市康迪新能源车辆有限公司（“公司”）。
Article 2. Purpose of loan:

The purpose of this loan is for investing in the Jinhua Kandi New Energy Vehicles Co., Ltd. ("Kandi New Energy") only according to the Agreements and the Supplement Agreement.

第三条 借款期限。
本协议自双方签署之日生效至（1）金华市康迪新能源车辆有限公司破产，或（2）金华市康迪新能源车辆有限公司发生重大重组导致股权结构改变，乙方可以不再作为公司的股东，或（3）本协议双方同意终止借款。以上述三种情况中最先发生者为准。

Article 3. Term of loan

This agreement shall become effective upon signed by both parties, and will be terminated until below given expiry date (which shall occur first): (1) the Kandi New Energy goes bankruptcy, or (2) Kandi New Energy has occurred material re-organization which has caused the ownership change and the Borrower of this agreement has ceased to be the shareholder of Kandi New Energy, or (3) both parties of this agreement have agreed to terminate this loan.

第四条 借款利率和计息。
本借款无利息。

Article 4. Interest rate of loan and calculation

The loan specified in this agreement is free of interest.

第五条 还款方式。
当本协议按条款第三条所述到期后，乙方有权选择在符合当时的中国法律法规下将借款所购买的公司股份转让予甲方或甲方指定的人士或公司作为还款的代价，乙方亦可将本金以本金或双方同意的其他方式全部偿还给甲方。

Article 5 Type of Repayment of Loan

Upon the occurrence of event described in Article 3 of this agreement, the Borrower shall have the right to assign the shares of the Company acquired with the proceeds of the Loan to the Lender as the consideration of repayment of the Loan. The Borrower shall also have the option to return the full amount of the principal back to lender in cash or other form agreed by both parties of this agreement.

第六条 借款人的权利、义务。
按本合同约定的期限和用途取得和使用借款.

Article 6 Rights and obligations of the Borrower.

Obtain and use the loan for the period and purpose, and only for this purpose, as agreed in this Agreement.

第七条 适用法律

本协议适用于中华人民共和国法律。

Article 7 Applicable law

This Agreement shall be governed by and construed in accordance with the laws of the Law of the People's Republic of China without giving effect to the conflicts of law principles thereof.

本协议一式两份，双方各持一份，均具同等效力。

The present Agreement is made in two originals. Each party keeps one original. All originals shall be equally authentic.

甲方：浙江康迪车业有限公司

Lender: Zhejiang Kandi Vehicles Co., Ltd

日期：2011 年 1 月 31 日

乙方：胡晓明

Borrower: Hu Xiaoming

日期：2011 年 1 月 31 日